UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 25, 2019

 REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

EXPLANATORY NOTE

On June 26, 2019, the Company (as defined below) filed a Current Report on Form 8-K (the “Original 8-K”) to report the final voting results for each of the matters submitted to a vote of shareholders at the 2019 annual meeting of shareholders. The Original 8-K inadvertently switched Ian Bowles and Dennis Lacey’s voting results for Proposal 1. The Company is filing this Amendment No. 1 to correct the voting results for Proposal 1. No other modifications to the Original 8-K are being made by this Amendment No. 1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2019, Real Goods Solar, Inc. (the “Company”) held its 2019 annual meeting of shareholders. The final voting results for each of the matters submitted to a vote of shareholders at the 2019 annual meeting of shareholders were as follows:

(1)	The Company’s shareholders elected all nominees named in the proxy statement for the meeting to the Company’s board of directors, each to serve until the next annual meeting of shareholders to be held in 2020 or until their successors are duly elected and qualified, with the following vote:

	For	Withheld	Broker non-votes
Ian Bowles	16,857,493	6,511,744	68,148,878
Dennis Lacey	13,479,106	9,890,161	68,148,878
George Neble	16,519,399	6,849,868	68,148,878

Former directors Robert Scott and Pavel Bouska were not nominated for re-election at the 2019 annual meeting of shareholders.

(2)	The Company’s shareholders did not approve, an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of Class A common stock from 150,000,000 to 250,000,000:

For	Against	Abstain	Broker non-votes
43,822,939	47,399,629	295,577	0

(3)	The Company’s shareholders did not approve, on an advisory basis, named executive officer compensation with the following vote:

For	Against	Abstain	Broker non-votes
9,093,435	13,024,846	1,250,986	68,148,878

(4)	The Company’s shareholders supported one year as the rate of frequency of future advisory votes on named executive officer compensation with the following vote:

1 Year	2 Years	3 Years	Abstain	Broker non-votes
9,463,065	1,710,355	8,244,869	3,950,978	68,148,878

The Company has considered the outcome of this advisory vote and has determined that the Company will conduct future advisory votes on named executive officer compensation every 1 year, the next one in 2020, until the next required advisory vote on the frequency of future advisory votes on named executive officer compensation, which the Company expects to hold no later than its 2025 annual meeting of shareholders.

(5)	The Company’s shareholders ratified the appointment of BDO USA, LLP to audit the Company’s consolidated financial statements for the 2019 fiscal year, with the following vote:

For	Against	Abstain	Broker non-votes
78,509,659	10,685,174	2,323,309	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Chief Financial Officer

Date: June 26, 2019